UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of Earliest Event Reported):  November 18, 2003

                         CIB MARINE BANCSHARES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

                                  WISCONSIN
               (State or Other Jurisdiction of Incorporation)

            000-24149                             37-1203599
    (Commission File Number)           (IRS Employer Identification No.)

              N27 W24025 Paul Court
               Pewaukee, Wisconsin                            53072
    (Address of Principal Executive Offices)                (Zip Code)

                               (262) 695-6010
            (Registrant's Telephone Number, Including Area Code)









   ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        Incorporated by reference is a letter to shareholders issued by the registrant on November 18, 2003, filed concurrently herewith as
   Exhibit 99, relating to the delayed availability of results of operations for the quarter ended September 30, 2003.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CIB MARINE BANCSHARES, INC.

   Dated:    November 18, 2003             By:  /s/ Donald J. Straka
                                           -----------------------------
                                           Donald J. Straka,
                                           Senior Vice President, Chief
                                           Legal Officer, Secretary




                               EXHIBIT INDEX
                               -------------

       Exhibit Number     Description of Exhibit   Location
       --------------     ----------------------   --------

             99           Letter to Shareholders   Filed electronically
                          dated November 18, 2003  herewith.